Exhibit 99.1

Supplemental Financial & Property Information

March 31, 2003

This supplemental package should be considered along with the Company’s reports filed with the Securities and Exchange Commission and other documents that are publicly disseminated by the Company.  This package has not been reviewed and audited by any outside individual or agency.  No representations or warranties, expressed or implied, are deemed to be made with respect to the accuracy of this package.  Past performance may not be indicative of future performance.  Risks and other factors that might cause differences, some of which could be material, include, but are not limited to economic and market conditions, the financial stability of tenants within the retail industry, financing and development risks, leasing delays, cost overruns, the level and volatility of interest rates, as well as other risks listed from time to time in the Company’s reports filed with the Securities and Exchange Commission.  A copy of this report is available on the Company’s web site at www.PriceLegacy.com .

Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Price Legacy to differ materially from historical results or from any results expressed or implied by such forward-looking statements.  The company refers you to the documents it files from time to time with the Securities and Exchange Commission at the SEC’s web site at http://www.sec.gov, which discuss factors that could adversely affect the company’s results.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.  Price Legacy undertakes no obligation to update publicly or revise any forward-looking statements.

Price Legacy uses a supplemental REIT performance measure called Funds from Operations (FFO) which is defined as net income plus depreciation and amortization expense, gains (losses) from sales of depreciable operating real estate, and provisions for asset impairment.  FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles and should not be used as an indicator of cash available or as an alternative to cash flows.  Price Legacy believes, however, that FFO provides relevant information about its operations and is necessary, along with net income, for an understanding of its operating results.

Supplemental Financial & Property Information

Table of Contents

Price Legacy

About the Company

First Quarter Review

Shareholder Information

Funds from Operations per Common Share

Quarterly Operating & Portfolio Highlights

Consolidated Statements of Operations

Quarterly Funds from Operations and Funds Available for Distribution

Market/Operational Information

Consolidated Balance Sheets

Real Estate Portfolio

Property List

Top Ten Tenants

Lease Expiration Schedule

Retail Vacancy & Net Absorption Change

Geographic Distribution

Acquisitions & Dispositions Schedule

Debt Schedule

ABOUT THE COMPANY

Price Legacy has its common stock listed on the American Stock Exchange under the symbol XLG.  The Company’s Series A Preferred Stock is listed on the NASDAQ under the symbol PRENP.  Price Legacy is a fully-integrated real estate company with acquisition, disposition, development, property management, leasing, marketing and accounting personnel.  The Company acquires, operates, develops and sells open-air shopping centers nationwide.  Price Legacy has 52 properties which comprise approximately 8.8 million square feet of gross leasable area.  The Company manages its properties through regional offices located in Arizona, California, Florida, Virginia and Utah.  Price Legacy has its corporate offices in San Diego, California, is organized as a REIT and has a taxable REIT subsidiary, Excel Legacy Holdings, Inc.  Price Legacy is committed to providing an environment of stability and growth for its shareholders and tenants.    The following pages summarize some information concerning the Company.  If you have any questions please email us at InvestorRelations@pricelegacy.com.  For more information on Price Legacy, please visit the company’s web site at www.PriceLegacy.com .

FIRST QUARTER REVIEW

During the first quarter, the Company was repaid $12.6 million of notes receivable related to the self-storage development properties sold in June 2002.  Guarantees related to mortgage debt of $19.3 million was reduced to $4.6 million in conjunction with this repayment.  The Company sold three parcels of land totaling 1.4 acres located in Scottsdale, Arizona for net proceeds of approximately $2.9 million.

Kmart Corporation rejected their lease in our Westbury, NY center as a part of their recent bankruptcy filings.  The Company is currently exploring alternative tenants for the site.  This store is 110,054 sq. ft. and accounted for $2.0 million in base rents in 2002.  A strong community with good demographics surrounds the center and a number of tenants had indicated interest in the space if Kmart did vacate and return the center to the Company.  This rejected lease will result in rent interruption for the space.

SHAREHOLDER INFORMATION

Corporate Offices

Price Legacy Corporation

Excel Centre

17140 Bernardo Center Drive, Suite 300

San Diego, CA  92128

Phone:  858-675-9400

Fax:  858-675-9405

www.PriceLegacy.com

Exchange Listing

Common Stock:

American Stock Exchange, symbol XLG

Series A Preferred Stock:

NASDAQ, symbol PRENP

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, lost certificates, stock transfers, and name or address changes should be directed to:

Mellon Investor Services

Stock Transfer Department

P.O. Box 54261

Terminal Annex

Los Angeles, CA  90054

Phone:  800-522-6645

www.chasemellon.com

Shareholder/Investor Relations

Sharon Filbig

17140 Bernardo Center Drive, Suite 300

San Diego, CA  92128

Phone:  858-675-9400

Email:  investorrelations@pricelegacy.com

Funds from Operations
per Common Share(1)

	4 Q 2001	1 Q 2002	2 Q 2002	3 Q2002	4 Q 2002	1 Q 2003
Funds From Operations	$0.02	0.04	0.13	0.08	0.06	0.06

(1)                 For complete information and a definition of Funds from Operations please see accompanying notes contained in the Company’s Form 10Q filed with the Securities and Exchange Commission.

Price Legacy Corporation

Quarterly Operating Highlights

(in thousands, except per share data)

Three Months Ended March 31, 2003

Net Income	$10,389
Net loss applicable to common shares	$(1,971)
Net loss per common share - Diluted	$(0.05)

Funds from Operations before preferred dividend	$14,460
Funds from Operations available to common shareholders	$2,100
Funds from Operations per Common Share - Diluted	$0.06
EBITDA	$21,070

Portfolio Highlights

Operating Real Estate
Number of Properties	52
Gross Leasable Area	8.78	million sq. ft.
Percent Leased	92.9%
Average Rent per Leased Square Foot	$12.01

Real Estate Under Development	Estimated GLA
Redhawk Towne Center Phase I– Temecula, CA	422,859	sq.ft.
Redhawk Towne Center Phase II– Temecula, CA	98,760	sq.ft.
The Shops at the Old Mill District – Bend, OR
Phase II	50,000	sq.ft.
Newport on the Levee – Newport, KY	341,845	sq.ft.
Anaheim Garden Walk – Phase I—Anaheim, CA	266,470	sq.ft.
Anaheim Garden Walk – Phase II—Anaheim, CA	129,000	sq.ft.
Los Arcos – Scottsdale, AZ	to be determined
Millenia Plaza — Phase II — Orlando, FL	154,373	sq.ft.

Price Legacy Corporation

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited - amounts in thousands, except per share data)

	First Quarter Three Months Ended March 31
	2003	2002

Rental revenues	$31,957	$27,581

Expenses
Operating and maintenance	6,213	4,990
Property taxes	3,813	3,158
Depreciation and amortization	4,396	4,103
General and administrative	1,984	2,804
Total expenses	16,406	15,055

Operating income	15,551	12,526

Interest and other
Interest expense	(6,610)	(6,242)
Interest income	812	1,269
Equity in earnings of joint ventures	149	178
Total interest and other	(5,649)	(4,795)

Income from continuing operations before gain on sale of real estate	9,902	7,731

Net gain on sale of real estate	691	287

Income before discontinued operations	10,593	8,018

Discontinued operations:
Income from operations	7	1,144
Net loss on sale of real estate	(211)	—
	(204)	1,144

Net income	10,389	9,162

Dividends to preferred stockholders	(12,360)	(12,126)

Net loss applicable to common stockholders	$(1,971)	$(2,964)

Basic and diluted net loss per common share	$(.05)	$(.07)

Weighted average common shares outstanding Basic and diluted	37,029	40,727

Dividends per preferred share	$.35	$.35

For complete information please see accompanying notes contained in the Company’s Form 10Q  filed with the Securities and Exchange Commission.

Price Legacy Corporation

Quarterly Funds from Operations & Funds Available for Distribution

(unaudited - amounts in thousands, except per share data)

	Three Months Ended
	30-Sep-02	31-Dec-02	31-Mar-03

Funds From Operations after preferred dividends
Net Income	$17,756 (2)	$4,165	$10,389
Depreciation & Amortization(1)	4,802	6,384	4,551
Asset Impairment	—	3,375	—
(Gain)/loss on Sales of Depreciable Real Estate, net	(9,991)	(136)	(480)
Non-cash effect of accounting change by equity investor	—	672	—
Funds from Operations (before preferred dividends)	12,567	14,460	14,460
Preferred Stock Distributions	(12,241)	(12,300)	(12,360)
Funds from Operations (after preferred dividends)	$326	$2,160	$2,100
Per Common Share - Diluted	$0.01	$0.06	$0.06

Funds Available for Distribution
Funds from Operations	$12,567	$14,460	$14,460
Non-cash Charge Related to Notes Receivable	2,836	—	—
Deferred Rents	(827)	(958)	(909)
Capitalized Tenant Improvements Paid(3)	(83)	(271)	(405)
Capitalized Leasing Commissions Paid(3)	(140)	—	(99)
Principal Debt Payments - Recurring	(687)	(923)	(1,143)
Other CAPEX	(10)	(153)	—
Total Funds Available for Distribution	$13,656	$12,155	$11,904

Dividends
Preferred A Shares	$9,602	$9,602	$9,602
Preferred B Shares (paid /accrued in kind)	2,639	2,698	2,758
Total Distributions	$12,241	$12,300	$12,360

Shares Outstanding	at September 30, 2002	at December 31, 2002	at March 31, 2003
Weighted Average Common Shares Outstanding	39,167	37,256	37,029
Common Shares Outstanding	37,256	37,256	36,999
8¾% Series A Cumulative Redeemable Preferred Stock	27,434	27,434	27,434
9% Series B Convertible Redeemable Preferred Shares	19,667	19,667	19,667

(1)     Includes depreciation and amortization of joint venture partnerships.  Excludes depreciation and amortization of non-real estate assets.

(2)     Includes a non-recurring, non-cash charge of $2,836 related to notes receivable to officers which were assumed in connection with the acquisition of common shares.  Funds From Operations would have been $0.08 per common share without this adjustment.

(3)     Excludes projects under development.

Price Legacy Corporation

Market/Operational Information

(unaudited - amounts in thousands, except per share data)

	Market Data Closing Price as of:
	September 30, 2002	December 31, 2002	March 31, 2003

Common Stock Information
Shares Outstanding	37,256	37,256	36,999
Market Price Per Share	$2.93	$2.80	$2.55
Common Equity	$109,160	$104,317	$94,347

8 ¾% Series A Cumulative Redeemable Preferred
Shares Outstanding	27,434	27,434	27,434
Market Price Per Share	$16.19	$16.60	$16.28
Series A Equity	$444,156	$455,404	$446,626

9% Series B Convertible Redeemable Preferred
Shares Outstanding	19,667	19,667	19,667
Issuance Price per Share	$5.56	$5.56	$5.56
Series B Equity	$109,349	$109,349	$109,349

Market Capitalization Calculations
Equity Market CAP	$662,665	$669,070	$650,322
Total Debt	$599,023	$579,452	$583,617
Total Market CAP	$1,261,697	$1,248,522	$1,233,939

Total Debt to Total Market CAP	47%	46%	47%

Capital Availability
Cash	$34,435	$20,258	$22,771
Available under Line of Credit	39,000	39,700	34,100

Total Line of Credit	$100,000	$100,000	$100,000

Dividend Data
8 ¾% Series A Preferred Dividend per Share	$9,602	$9,602	$9,602
9% Series B Preferred Dividend per Share (Paid in Kind)	2,639	2,698	2,758
Total	$12,241	$12,300	$12,360

Price Legacy Corporation

Market/Operational Information

(unaudited - amounts in thousands, except ratios)

	30-Sep-02	31-Dec-02	31-Mar-03
Operational Statistics

Net Income	$17,756	$4,165	$10,389
Interest Expense	6,157	7,123	6,610
Depreciation and Amortization(1)	4,802	6,384	4,551
Asset Impairment	—	3,375	—
(Gain)/loss on sale of Real Estate	(9,991)	(136)	(480)
EBITDA (a)	18,724	20,911	21,070

Interest Expense	6,157	7,123	6,610
Capitalized Interest	424	484	525
Principal Debt Payments - Recurring	687	923	1,143
Preferred Cash Distributions	9,602	9,602	9,602
Fixed Charges (b)	16,870	18,132	17,880

Fixed charge coverage ratio (a/b)	1.11	1.15	1.18

Interest Expense	6,157	7,123	6,610
Capitalized Interest	424	484	525
Principal Debt Payments - Recurring	687	923	1,143
Debt service (c)	7,268	8,530	8,278

Debt coverage ratio (a/c)	2.58	2.45	2.55

(1)                                  Includes depreciation and amortization of joint venture partnerships.  Excludes depreciation and amortization of non-real estate assets.

PRICE LEGACY CORPORATION

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	March 31	December 31
	2003	2002
	(unaudited)
ASSETS

Real estate assets
Land and land improvements	$444,291	$446,331
Building and improvements	669,566	668,671
Construction in progress	40,967	35,235
	1,154,824	1,150,237
Less accumulated depreciation	(38,785)	(34,617)
	1,116,039	1,115,620

Investment in real estate joint ventures	26,081	26,019
Cash and cash equivalents	22,771	20,258
Accounts receivable, net of allowance of $1,993 and $1,669	6,362	6,036
Notes receivable	63,622	62,788
Interest receivable	15,063	16,032
Deferred rents	10,369	9,460
Other assets	16,156	16,805
Total assets	$1,276,463	$1,273,018

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities
Mortgages and notes payable	$487,548	$487,811
Revolving line of credit	65,900	60,300
Accounts payable and other liabilities	30,169	31,341
Total liabilities	583,617	579,452

Commitments

Minority interests	595	595

Stockholders’ equity
Series A preferred stock, cumulative, redeemable, $0.0001 par value, 27,849,771 shares authorized, 27,434,166 shares issued and outstanding	399,615	399,615
Series B preferred stock, junior, convertible, redeemable, $0.0001 par value, 27,458,855 shares authorized, 19,666,754 shares issued and outstanding	106,234	106,234
Common stock, $0.0001 par value, 94,691,374 shares authorized, 36,999,082 and 37,255,748 issued and outstanding	4	4
Additional paid-in capital	196,019	196,019
Treasury stock at cost, 3,727,593 and 3,470,927 shares	(12,078)	(11,299)
Accumulated other comprehensive loss	(1,649)	(921)
Retained earnings	4,106	3,319
Total stockholders’ equity	692,251	692,971
Total liabilities and stockholders’ equity	$1,276,463	$1,273,018

For complete information please see accompanying notes contained in the Company’s Form 10Q  filed with the Securities and Exchange Commission.

Price Legacy Corporation

Supplemental Disclosure - Quarter End March 31, 2003

Real Estate Portfolio - Property List

Property Name		City	State	Year Acquired	GLA	Leased GLA	Percent Occupied	Partial List of Anchor Owned Tenants	Anchor Tenants Not Owned

	Retail Properties
1	Tucson	Marana	AZ	1999	40,087	38,407	95.8%	PETsMART	Costco , Home Depot
2	Mesa Pavilions	Mesa	AZ	2001	307,719	250,404	81.4%	Circuit City, PETsMART	Costco, Kmart, Target
3	The Groves	Tempe	AZ	2001	247,995	230,966	93.1%	Circuit City, J.C. Penney	Wal-Mart
4	Safeway Center	Phoenix	AZ	2002	70,428	69,031	98.0%	Safeway
5	Chula Vista/Rancho del Rey	Chula Vista	CA	1993	6,700	6,700	100.0%	Burger King	Costco
6	Inglewood	Inglewood	CA	1984	119,880	50,000	41.7%	Colonial Treasures	Costco
7	Northridge	Northridge	CA	1988	22,000	22,000	100.0%	Barnes & Noble	Costco
8	San Diego/Rancho San Diego	Rancho San Diego	CA	1998	98,396	98,396	100.0%	Ross, Rite Aid, Petco
9	Redwood City	Redwood City	CA	1982	49,429	49,429	100.0%	Orchard Supp. Hardware	Costco
10	Roseville	Roseville	CA	1997	188,493	188,493	100.0%	Sports Authority, Staples	Costco, Home Depot
11	San Diego/Carmel Mountain	San Diego	CA	1991	35,000	35,000	100.0%	Claim Jumper	Costco
12	San Diego/Morena(1)	San Diego	CA	1981	443,200	435,200	98.2%	Costco Wholesale
13	San Juan Capistrano	San Juan Capistrano	CA	1987	56,436	56,436	100.0%	PETsMART, Staples	Costco
14	Signal Hill	Signal Hill	CA	1991	154,750	154,750	100.0%	Home Depot , PETsMart	Costco
15	New Britain	New Britain	CT	1982	112,400	—	0.0%
16	Cypress Creek	Ft. Lauderdale	FL	2001	229,034	214,034	93.5%	Regal Cinemas, Office Depot
17	Oakwood Plaza	Hollywood	FL	2001	871,723	871,723	100.0%	Home Depot, Dave & Buster’s
18	Kendale Lakes Plaza	Miami	FL	2001	404,553	292,503	72.3%	Kmart, PETsMART
19	Cross County	W Palm Beach	FL	2001	357,537	347,869	97.3%	Kmart, Winn Dixie, Ross
20	Millenia Plaza	Orlando	FL	2001	404,336	404,336	100.0%	Home Expo, Linens ‘N Things
21	Heather Island	Ocala	FL	2002	70,970	69,635	98.1%	Publix Supermarket
22	Greensburg	Greensburg	IN	2001	272,893	269,693	98.8%	Wal-Mart
23	Terre Haute	Terre Haute	IN	2000	104,259	104,259	100.0%	Lowe’s
24	Newport on the Levee (2)	Newport	KY	1998	339,759	259,566	76.4%	AMC, Barnes & Noble	Newport Aquarium
25	Moorestown	Maple Shade	NJ	1989	201,351	201,351	100.0%	Lowe’s, Sports Authority
26	Wayne	Wayne	NJ	1991	348,063	331,528	95.2%	Costco, Sports Authority
27	Smithtown	Nesconset	NY	1985	55,580	55,580	100.0%	Levitz	Costco
28	Westbury	Westbury	NY	1992	398,602	398,602	100.0%	Costco, K-mart, Borders, Marshall’s
29	Middletown	Middletown	OH	2000	126,400	126,400	100.0%	Lowe’s
30	Philadelphia	Bensalem	PA	1991	307,771	289,972	94.2%	Home Depot
31	Rice Creek Village	Columbia	SC	2002	66,471	65,361	98.3%	Publix, Douglas & Associates
32	Cherrydale Point	Greenville	SC	2002	297,928	296,528	99.5%	Ingles Markets, Goody’s, Ross Stores
33	Pentagon	Arlington	VA	1993	337,429	337,429	100.0%	Costco, Best Buy, Borders
34	Hampton	Hampton	VA	1987	45,605	45,605	100.0%	Sports Authority
35	Dulles Town Crossing	Sterling	VA	2002	737,503	733,803	99.5%	Lowe’s, Wal-Mart, Sam’s
				TOTAL	7,930,680	7,400,989	93.3%

				Year Acquired
	Property Name	City	State		GLA	Leased GLA	Percent Occupied	Anchor Owned	Anchors Not Owned
	Joint Ventures
36	Fresno (Blackstone Ventures (50%)	Fresno	CA	1998	121,287	121,287	100.0%	Bed Bath & Beyond, Ross, SportMart, Pier 1
37	Shops at the Old Mill District (50%)	Bend	OR	2000	152,865	114,913	75.2%	Regal Cinemas, GAP
				TOTAL	274,152	236,200	86.2%

		TOTAL RETAIL PORTFOLIO			8,204,832	7,637,189	93.1%

	Non-Retail Properties
	Office Properties
38	Scottsdale City Center	Scottsdale	AZ	2000	66,062	59,773	90.5%
39	Sacramento/Bradshaw	Sacramento	CA	1998	126,005	126,005	100.0%	AT&T
40	Excel Centre	San Diego	CA	2000	82,157	82,157	100.0%	Price Legacy, UBS Painewebber
41	Hollywood/Oakwood Business Ctr	Hollywood	FL	2001	141,150	134,853	95.5%	KOS Pharmaceuticals
				TOTAL	415,374	402,788	97.0%
	Joint Ventures
42	Newport Centre (55%) (3)	Winnipeg	Canada	1992	159,832	115,371	72.2%
				TOTAL	159,832	115,371	72.2%

	Hospitality
43	Grand Hotel	Grand Tusayan	AZ	1998	121 rooms	121 rooms	n/a
				TOTAL	—	—
		TOTAL NON-RETAIL PORTFOLIO			575,206	518,159	90.1%

		TOTAL OPERATING PORTFOLIO			8,780,038	8,155,348	92.9%

(1)     Includes self-storage space.

(2)     Consolidated Joint Venture.

(3)     As of Mar 1, 2003.

Development and Other Properties

Property Name	City	State	Year Acquired

44 Tucson	Marana	AZ	1999
45 Anaheim Garden Walk (88%)	Anaheim	CA	1998
46 Redhawk Towne Center Phase I	Temecula	CA	1999
47 Redhawk Towne Center Phase II(1)	Temecula	CA	2002
48 Fountain Valley Land Pad	Fountain Valley	CA	1998
49 Yosemite Land	Yosemite	CA	1998
50 International Business Park	Orlando	FL	1999
51 Millenia Plaza Phase II(1)	Orlando	FL	2002
52 Shepherd Creek	Salt Lake City	UT	2001

(1)  Phase II of an operating retail property

Price Legacy Corporation

Real Estate Portfolio

Top Ten Tenants

(Ranked by Annualized Minimum Rent(1))

Tenant		Number of Leases	Leased GLA (000’s)	% of Leased GLA	AMR (000’s)	% of AMR
1	Costco	4	618,192	7.6%	$8,661	8.8%
2	Home Depot	4	472,163	5.8%	4,164	4.3%
3	K-Mart(2)	3	351,775	4.3%	2,107	2.2%
4	The Sports Authority	6	266,472	3.3%	3,520	3.6%
5	Lowe’s	4	501,054	6.1%	2,583	2.6%
6	AMC Theaters	2	122,557	1.5%	2,567	2.6%
7	Marshall’s	4	146,176	1.8%	2,461	2.5%
8	AT&T Wireless	1	126,005	1.5%	2,132	2.2%
9	Linens N Things	4	138,936	1.7%	2,006	2.0%
10	BJ’s Wholesale Club	2	218,505	2.7%	1,921	2.0%
		34	2,961,835	36.3%	$32,122	32.8%

(1)     Annualized Minimum Rent includes the joint-venture AMR and GLA but does not include percentage rents or expense reimbursements

(2)     Subsequent to the closing of the quarter Kmart rejected their lease in the Westbury, NY center.  This store was 110,054 sq. ft. and accounted for $2.0 million in base rents in 2002.

Real Estate Portfolio - Lease Expiration Schedule

(excludes month-to-month leases, ATM leases, Cell Tower leases, and Newport Centre)

Year	Total Number Leases Expiring	Leases w/ Options	Leased GLA	% of Leased GLA	AMR Expiring
2003	44	18	182,669	2.2%	$2,367,876
2004	64	44	247,733	3.0%	4,408,272
2005	87	58	430,311	5.3%	5,823,276
2006	59	42	362,094	4.4%	6,010,512
2007	69	51	379,790	4.7%	6,098,736
2008	26	20	166,514	2.0%	2,593,524
2009	35	31	1,194,412	14.6%	16,047,924
2010	32	29	481,431	5.9%	7,797,348
2011	33	18	403,745	5.0%	5,133,216
2012+	116	82	4,197,711	51.5%	41,610,252
TOTAL	565	393	8,046,410	98.7%	$97,890,936

Retail Vacancy & Net Absorption Change Analysis - Three Months Ended March 31, 2003

	Total SF	Leased SF	% Leased	Rent/Leased SF
December 31, 2002	8,787,846	8,151,385	92.8%	$11.95
Acquisitions	0	0	0.0%	$—
Net Absorption	(1,908)	9,863
Disposals	5,900	5,900	100.0%	$11.59
March 31, 2003	8,780,038	8,155,348	92.9%	$12.01

New Leases Signed Year-To-Date

Retail Leases
Number	6
Building SF	19,489
Land SF	—
Average Rent/SF	$15.12

Vacancies - Prior Tenant Average Rent/SF

(excludes vacancies from new construction or acquisition)

SF	624,690
Average Rate/SF	$9.90

Price Legacy Corporation

Real Estate Portfolio

Geographic Distribution

Quarter End March 31, 2003

RETAIL PORTFOLIO

	Number of Properties	Total GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
State / Country
Arizona	4	666,229	88.4%	$11.62	6,842,515	7.6%
California	11	1,295,571	94.0%	11.74	14,293,155	15.9%
Canada	—	—
Connecticut	1	112,400	0.0%	—	—	0.0%
Florida	6	2,338,153	94.1%	10.26	22,566,859	25.0%
Indiana	2	377,152	99.2%	6.45	2,410,729	2.7%
Kentucky	1	339,759	76.4%	20.79	5,395,097	6.0%
New Jersey	2	549,414	97.0%	11.67	6,220,413	6.9%
New York	2	454,182	100.0%	18.41	8,360,049	9.3%
Ohio	1	126,400	100.0%	5.14	650,000	0.7%
Oregon	1	152,865	75.2%	16.23	1,864,542	2.1%
Pennsylvania	1	307,771	94.2%	10.47	3,037,210	3.4%
South Carolina	2	364,399	99.3%	10.84	3,921,918	4.4%
Utah	—	—
Virginia	3	1,120,537	99.7%	13.06	14,585,365	16.2%

	37	8,204,832	93.1%	$11.80	$90,147,851	100.0%

Region
West	16	2,114,665	90.9%	11.97	23,000,212	25.5%
Outside U.S.	—	—	—	—	—	0.0%
East	21	6,090,167	93.9%	11.75	67,147,639	74.5%
	37	8,204,832	93.1%	$11.80	$90,147,851	100.0%

Price Legacy Corporation

Real Estate Portfolio

Geographic Distribution

Quarter End March 31, 2003

NON-RETAIL PORTFOLIO

	Number of Properties	Total GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
State / Country
Arizona	2	66,062	90.5%	$20.27	1,211,696	15.5%
California	2	208,162	100.0%	19.70	4,100,931	52.6%
Canada	1	159,832	72.2%	7.55	870,550	11.2%
Florida	1	141,150	95.5%	12.00	1,618,128	20.7%
	6	575,206	90.1%	$15.06	$7,801,305	100.0%

Region
West	4	274,224	97.7%	$19.83	5,312,627	68.1%
Outside U.S.	1	159,832	72.2%	7.55	870,550	11.2%
East	1	141,150	95.5%	12.00	1,618,128	20.7%
	6	575,206	90.1%	$15.06	$7,801,305	100.0%

DEVELOPMENT AND OTHER PROPERTIES

	Number of Properties	Total GLA	Percent Leased
State / Country
Arizona	1	N/A	NA
California	5	517,998	76.3%
Florida	2	154,373	52.0%
Utah	1	N/A	NA
	9	672,371	70.7%

Region
West	7	517,998	76.3%
Outside U.S.	N/A	N/A	N/A
East	2	154,373	52.0%
	9	672,371	70.7%

Twelve Month Acquisitions & Dispositions Schedule

ACQUISITIONS

				Purchase Price
Property Name	Location	Property Type (1)	Month Acquired	Cash	Stock	Debt	Total	GLA	Anchor Tenants
Heather Island Plaza	Ocala, FL	S	May-02	7,163,348	—	—	7,163,348	70,970	Publix

Land	Ft. Lauderdale, FL	L	Jun-02	700,000	—	—	700,000

Cherrydale Point	Greenville, SC	S	Jun-02	29,500,000	—	—	29,500,000	299,128	Ingles, Goody’s, Ross

Rice Creek Village	Columbia, SC	S	Jun-02	8,034,942	—	—	8,034,942	66,471	Publix

Safeway Center	Phoenix, AZ	S	Jun-02	4,028,578	—	5,787,000	9,815,578	70,428	Safeway

Dulles Town Crossing	Sterling, VA	S	Aug-02	26,691,794	—	49,500,000	76,191,794	737,503	Wal-Mart, Sam’s Club, Lowe’s

Land (2)	Orlando, FL	L	Nov-02	7,324,000	—	—	7,324,000

Land (3)	Temecula, CA	L	Dec-02	4,423,000	—	—	4,423,000

				$87,865,662	$—	$55,287,000	$143,152,662	1,244,500

DISPOSITIONS

				Selling Price
Property Name	Location	Property Type (1)	Month Sold	Cash	Debt	Total	GLA	Anchor Tenants
Land	Marana, AZ	L	Jan-02	684,000	—	684,000	—	N/A
Land	Hollywood, FL	L	Jan-02	1,410,000	—	1,410,000	—	N/A
Land	Hollywood, FL	L	Apr-02	1,028,000	—	1,028,000	—	N/A
Glen Burnie	Glen Burnie, MD	S	Jun-02	15,200,000	—	15,200,000	154,661	Sports Authority, PetSmart, Staples
Pacific Beach Self-Storage	San Diego, CA	SS	Jun-02	6,047,000	5,585,000	11,632,000		Price Self-Storage
San Juan Capistrano Self-Storage	San Juan Cap., CA	SS	Jun-02	2,710,000	4,208,000	6,918,000		Price Self-Storage
Walnut Creek Self Storage	Walnut Creek, CA	SS	Jun-02	4,679,000	3,029,000	7,708,000		Price Self-Storage
Murphy Canyon Self-Storage	San Diego, CA	SS	Aug-02	21,066,000	8,622,000	29,688,000		Price Self-Storage
Solana Beach Self Storage	Solana Beach, CA	SS	Aug-02	16,282,000	—	16,282,000		Price Self-Storage
Azusa Self-Storage	Azusa, CA	SS	Sep-02	6,537,000	—	6,537,000		Price Self-Storage
Land–3 parcels	Scottsdale, AZ	L	Mar-03	2,910,000	—	2,910,000	—	N/A

				$78,553,000	$21,444,000	$97,087,000	154,661

(1) L - Land, S - Shopping Center, SS- Self Storage, T - Single Tenant Property, O - Office

(2) Millenia Phase II land

(3) Redhawk Phase II land

Real Estate Portfolio—-Schedule of Debt - March 31, 2003

Property	Location	Interest Rate	Spread	Maturity	Balance (000’s)
Fixed Rate Debt:
Property Specific Debt
Excel Centre (Capital Lease)	San Diego, CA	4.43%	—	12/01/04	$11,667
Greensburg Commons (Capital Lease)	Greensburg, IN	7.77%	—	06/01/05	19,300
Scottsdale City Centre (Capital Lease)	Scottsdale, AZ	4.02%	—	06/20/04	3,100
Middleton - Lowes	Middletown, Ohio	7.63%	—	02/01/14	3,202
Terre Haute - Lowes	Terre Haute, IN	8.75%	—	06/01/03	3,317
Safeway Center-Morgan Stanley-Wells	Phoenix, AZ	8.45%	—	02/01/17	4,311
Safeway Center-Greenwich Cap-Midland	Phoenix, AZ	7.24%	—	10/01/11	1,323
Anaheim Land	Anaheim, CA	6.00%	—	09/30/03	6,313
Kendale Lakes Plaza	Miami, FL	8.18%	—	02/01/09	28,652
Oakwood Plaza	Hollywood, FL	8.18%	—	02/01/09	65,912
Cross County Plaza	West Palm Beach, FL	9.00%	—	01/01/10	32,030
Cypress Creek Station	Ft. Lauderdale, FL	8.18%	—	02/01/09	23,082
Oakwood Business Park	Hollywood, FL	8.18%	—	02/01/09	10,070
Dulles Town Crossing	Sterling, VA	5.88%	—	09/01/12	49,158

TOTAL FIXED RATE PROPERTY SPECIFIC DEBT					$261,437

TOTAL FIXED RATE DEBT					$261,437

Variable Rate Debt:	Assumed Libor rate:	1.30%
	Prime rate	4.25%
Property Specific Debt
The Groves	Tempe, AZ	Libor	2.05%	12/01/06	16,571
Mesa Pavillions	Mesa, Arizona	Libor	2.05%	12/01/06	15,699
Millenia Plaza	Orlando, FL	Libor	2.25%	05/19/03	21,801
Newport on the Levee	Newport, KY
Construction loan		Libor	3.10%	03/31/04	38,500
Phase II		Prime	0.50%	05/01/03	4,738
Redhawk Town Center	Temecula, CA	Libor	1.50%	11/05/04	6,267
Millenia Plaza-Phase II	Orlando, FL	Libor	1.85%	03/28/05	1,160
GMAC Commercial Mortgage	Various (5 locations)	Libor	0.98%	06/01/04	121,375
TOTAL SECURED VARIABLE RATE DEBT					$226,111

TOTAL VARIABLE RATE DEBT					$226,111

		Total Weighted Average Fixed Rate Debt:			7.55%
		Total Weighted Average Variable Rate Debt:			3.05%

Unsecured Line of Credit	Assumed Libor rate:	1.30%

		Interest Rate	Spread	Maturity	Balance
Revolver		Libor	1.875%	09/01/04	$65,900
TOTAL VARIABLE RATE DEBT					$65,900

TOTAL DEBT					$553,448

		Total Weighted Average All Debt:			5.19%